Exhibit 10.22.5.4

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

PRIMEENERGY CORPORATION

PRIMEENERGY MANAGEMENT CORPORATION

PRIME OPERATING COMPANY

EASTERN OIL WELL SERVICE COMPANY

SOUTHWEST OILFIELD CONSTRUCTION COMPANY

EOWS MIDLAND COMPANY

GUARANTY BANK, FSB

AS AGENT AND LETTER OF CREDIT ISSUER

AND

THE LENDERS SIGNATORY HERETO

Effective January 22, 2008

REVOLVING LINE OF CREDIT OF UP TO $150,000,000

AND

REVOLVING LINE OF CREDIT OF UP TO $10,000,000

- i -

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of January 22, 2008 (the “Effective Date”), by and among PRIMEENERGY CORPORATION, a Delaware corporation (“PEC”), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, and EOWS MIDLAND COMPANY, a Texas corporation (collectively, the “Borrower”), each lender that is a signatory hereto (collectively, the “Lenders”) and GUARANTY BANK, FSB, a federal savings bank, as agent for the Lenders under the Amended and Restated Credit Agreement, as amended, referred to hereinafter (in such capacity, the “Agent”).

WITNESSETH

WHEREAS, the Borrower, the Agent and the Lenders did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated December 28, 2006, as amended by First Amendment to Amended and Restated Credit Agreement dated effective as of July 17, 2007 and by Second Amendment to Amended and Restated Credit Agreement dated effective as of October 9, 2007 (as so amended, the “Agreement”);

WHEREAS, the Borrower, the Agent and the Lenders are desirous of amending the Agreement in the particular hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above. As used herein, each of the terms “Agent,” “Agreement,” “Amendment,” “Borrower” and “Lenders” shall have the meaning assigned to such term hereinabove.

1.2 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

1.3 References. References in this Amendment to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Amendment in its entirety and not only to the particular Schedule, Exhibit,

Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Amendment to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Amendment to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Amendment to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Amendment. References in this Amendment to Persons include their respective successors and permitted assigns.

1.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

1.6 Negotiated Transaction. Each party to this Amendment affirms to the other that it has had the opportunity to consult, and discuss the provisions of this Amendment with, independent counsel and fully understands the legal effect of each provision.

ARTICLE II

AMENDMENTS

The parties hereto hereby amend Section 6.8 of the Agreement, as of the Effective Date, to read as follows, in its entirety:

“6.8 Dividends and Distributions. Declare, pay or make, whether in cash or Property of the Borrower, any dividend or distribution on, or purchase, redeem or otherwise acquire for value, any share of any class of its capital stock, except that the foregoing restriction shall not apply to dividends paid in capital stock of the Borrower or, so long as no Default or Event of Default exists or will occur as the result of any such purchase, the purchase of capital stock of PEC for an amount not exceeding $10,000,000 in 2006 and 2007, $3,250,000 in 2008 and $1,000,000 in any calendar year thereafter.”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

3.1 Receipt of Documents. The Agent shall have received, reviewed and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Agent:

(a)	multiple counterparts of this Amendment as requested by the Agent; and

(b)	such other agreements, documents, items, instruments, opinions, certificates, waivers, consents and evidence as the Agent may reasonably request.

3.2 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement shall be true and correct.

3.3 Matters Satisfactory to Agent and Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Agent and the Lenders.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower hereby expressly re-makes, in favor of the Agent and the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and correct.

ARTICLE V

RATIFICATION

Each of the parties hereto does hereby adopt, ratify and confirm the Agreement, as amended by this Amendment, and the other Loan Documents and acknowledges that the Agreement, as amended by this Amendment, and the other Loan Documents are and remain in full force and effect.

ARTICLE VI

MISCELLANEOUS

6.1 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

6.2 Rights of Third Parties. Except as provided in Section 6.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

6.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument.

6.4 Integration. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. ALL PRIOR UNDERSTANDINGS, STATEMENTS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF ARE SUPERSEDED BY THIS AMENDMENT.

6.5 Invalidity. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AMENDMENT SHALL FOR ANY REASON BE HELD INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AMENDMENT.

6.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF SUCH LAWS RELATING TO CONFLICT OF LAWS.

(Signatures appear on following pages)

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be duly executed and delivered by their respective duly authorized representatives effective as of the Effective Date.

BORROWER:

PRIMEENERGY CORPORATION
PRIMEENERGY MANAGEMENT CORPORATION,
PRIME OPERATING COMPANY,
EASTERN OIL WELL SERVICE COMPANY,
SOUTHWEST OILFIELD CONSTRUCTION COMPANY
EOWS MIDLAND COMPANY

By:
Beverly A. Cummings
Executive Vice President, Treasurer, and
Chief Financial Officer

(Signatures continue on following pages)

AGENT:

GUARANTY BANK, FSB, as Agent

By:
Kelly L. Elmore, III
Senior Vice President

LENDER:

GUARANTY BANK, FSB

By:
Kelly L. Elmore, III
Senior Vice President

(Signatures continue on following pages)

LENDER:

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

(Signatures continue on following page)

LENDER:

JPMORGAN CHASE BANK, N.A.

By:
Jo Linda Papadakis
Vice President